Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent Events
17.	Subsequent Events

On July 10, 2026, the Company paid a regular quarterly cash dividend of $954 for the first quarter of 2026 to all shareholders of record as of June 29, 2026 (Note 12).

 On July 29, 2026, the Company declared a regular quarterly cash dividend of $0.10 per common share for the second quarter of 2026 payable on or about October 9, 2026 to all shareholders of record as of September 25, 2026.

On August 3, 2026, the Company entered into a memorandum of agreement with Village Seven, as sellers, for the exercise of the purchase option for the Exelixsea pursuant to the Village Seven Sale and Leaseback.